    SUPPLEMENT TO THE CLASS A, B AND C PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION

                     CREDIT SUISSE WARBURG PINCUS FOCUS FUND
                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

In addition, effective on or about December 12, 2001, the following change will be implemented for the Focus Fund ONLY:

     -   The fund's name will be changed to Credit Suisse Select Equity Fund.

Dated:   November 8, 2001                                         CSFOC-16-1101
                                                                  CSINT-16-1101